UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21905

First Trust/Aberdeen Emerging Opportunity Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

# First Trust/Aberdeen Emerging Opportunity Fund (FEO)

## Annual Report

For the Year Ended
December 31, 2017

Aberdeen Standard Investments

First Trust

Table of Contents

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Annual Report

December 31, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Aberdeen Asset Management Inc. (“Aberdeen” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them.

Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Annual Letter from the Chairman and CEO

December 31, 2017

Dear Shareholders,

First Trust is pleased to provide you with the annual report for the First Trust/Aberdeen Emerging Opportunity Fund which contains detailed information about your investment for the twelve months ended December 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

This was a very strong year for U.S. markets. The three major indices— the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq posted their best performance since 2013. And there was more good news for Wall Street:

• The S&P 500® achieved something it had not previously, finishing 2017 with 12 months of gains;

• The Dow Jones realized a milestone as well, closing above 24,000 for the first time ever on November 30; and

• The Nasdaq set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%).

World markets were also strong in 2017. According to the MSCI AC World Index, which captures all sources of equity returns in 23 developed and 24 emerging markets, world stocks rose every month in 2017. The value of public companies on global stock markets grew by $12.4 trillion during the year.

In 2017, stocks benefitted from increased global demand, growth in corporate profits (especially technology stocks) and an accommodative Federal Reserve. The housing market in the United States continues to grow due to a strong job market, low interest rates and tight inventory. As the year came to a close, President Trump signed the tax reform package, called the “Tax Cuts and Jobs Act,” which was seen as a promise kept by then-candidate Trump to accomplish sweeping reform. It is hoped this tax reform will boost economic activity to greater highs.

At First Trust, we are optimistic about the U.S. economy. We also continue to believe that you should invest for the long term and be prepared for market volatility, which can happen at any time. How can you do this? By keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan through your investment. We value our relationship with you and will report on your investment again in six months.

Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

“AT A GLANCE”

As of December 31, 2017 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FEO
Common Share Price	$16.32
Common Share Net Asset Value (“NAV”)	$17.89
Premium (Discount) to NAV	(8.78)%
Net Assets Applicable to Common Shares	$92,442,332
Current Quarterly Distribution per Common Share(1)	$0.3500
Current Annualized Distribution per Common Share	$1.4000
Current Distribution Rate on Common Share Price(2)	8.58%
Current Distribution Rate on NAV(2)	7.83%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	1 Year Ended 12/31/17	5 Years Ended 12/31/17	10 Years Ended 12/31/17	Inception (8/28/06) to 12/31/17
Fund Performance(3)
NAV	20.65%	3.00%	6.65%	8.10%
Market Value	27.96%	2.55%	6.80%	6.78%
Index Performance
Blended Index(4)	21.12%	2.91%	4.65%	6.93%
Bloomberg Barclays Global Emerging Markets Index	9.61%	3.66%	6.54%	6.92%
FTSE All World Emerging Market Index	32.53%	4.56%	2.10%	6.58%

(1)	Most recent distribution paid or declared through 12/31/2017. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2017. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Global Emerging Markets Index (35.0%).

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

“AT A GLANCE” (Continued)

As of December 31, 2017 (Unaudited)

Credit Quality(5)	% of Total Fixed-Income Investments
A	4.8%
A-	8.8
BBB	4.1
BBB-	23.8
BB+	4.6
BB	13.0
BB-	5.3
B+	10.4
B	12.8
B-	4.7
CCC-	0.1
C	0.9
Not Rated	6.7
Total	100.0%

Top 10 Countries(6)	% of Total Investments
Brazil	12.0%
India	7.7
China	6.9
South Africa	6.5
Russia	5.9
Turkey	5.1
Mexico	4.7
South Korea	4.5
Indonesia	4.2
Hong Kong	3.5
Total	61.0%

Top Ten Holdings	% of Total Investments
Russian Federal Bond - OFZ, 7.05%, 1/19/28	4.0%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/25	3.2
Samsung Electronics Co., Ltd. (Preference Shares)	2.6
Turkey Government Bond, 8.80%, 9/27/23	2.3
Peruvian Government International Bond, 6.90%, 8/12/37	2.3
Republic of South Africa Government Bond, 10.50%, 12/21/26	2.0
Taiwan Semiconductor Manufacturing Co., Ltd.	2.0
Indonesia Treasury Bond, 8.38%, 3/15/34	2.0
Republic of South Africa Government Bond, 6.25%, 3/31/36	1.9
Housing Development Finance Corp., Ltd.	1.7
Total	24.0%

Industry Classification	% of Total Investments
Sovereigns	41.5%
Banks	9.8
Real Estate Management & Development	3.5
Construction Materials	3.5
Wireless Telecommunication Services	3.3
Internet Software & Services	2.6
Technology Hardware, Storage & Peripherals	2.6
Integrated Oils	2.4
Metals & Mining	2.3
Food & Staples Retailing	2.2
Semiconductors & Semiconductor Equipment	2.0
Insurance	1.8
Beverages	1.8
Thrifts & Mortgage Finance	1.7
Automobiles	1.7
Transportation Infrastructure	1.4
Multiline Retail	1.3
Oil, Gas & Consumable Fuels	1.3
Hotels, Restaurants & Leisure	1.0
Pipelines	1.0
Tobacco	1.0
Power Generation	0.9
Household Products	0.8
Capital Markets	0.8
Exploration & Production	0.7
Specialty Retail	0.7
IT Services	0.6
Utilities	0.5
Pharmaceuticals	0.5
Personal Products	0.5
Chemicals	0.5
Food Products	0.4
Retail - Consumer Discretionary	0.3
Communications Equipment	0.3
Food & Beverage	0.3
Government Development Banks	0.3
Life Insurance	0.3
Commercial Finance	0.3
Real Estate	0.3
Wireline Telecommunication Services	0.3
Airlines	0.3
Construction Materials Manufacturing	0.3
Diversified Financial Services	0.2
Oil & Gas Services & Equipment	0.2
Industrial Other	0.0*
Total	100.0%

*	Amount is less than 0.05%.

(5)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

Portfolio Commentary

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Annual Report

December 31, 2017 (Unaudited)

Advisor

First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Sub-Advisor

Aberdeen Asset Management Inc. (“Aberdeen” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Sub-Advisor is an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The subadvisory agreement, the services provided under the agreement, and the fees charged for services did not change as a result of the Merger. The portfolio management team did not change as a result of the Merger.

Portfolio Management Team

Investment decisions for the Fund are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.

Equity Management Team	Fixed-Income Management Team

Devan Kaloo	Brett Diment

Global Head of Equities	Head of Global Emerging Market Debt

Joanne Irvine	Kevin Daly

Head of Emerging Markets ex Asia	Senior Investment Manager, Emerging Market Debt

Fiona Manning	Edwin Gutierrez

Senior Investment Manager, Global Emerging Markets Equity	Head of Emerging Market Sovereign Debt

Catriona Macnair	Max Wolman

Investment Manager, Emerging Market Equity	Senior Investment Manager, Emerging Market Debt

Commentary

First Trust/Aberdeen Emerging Opportunity Fund

The investment objective of the Fund is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund’s investment objective will be achieved, and the Fund may not be appropriate for all investors.

Fund Recap

The Fund had a net asset value (“NAV”) total return of 20.65% and a market value total return of 27.96% for the year ended December 31, 2017, compared to the Fund’s Blended Index total return of 21.12% over the same period. In addition to the Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the year ended December 31, 2017, for these indices were as follows: the Bloomberg Barclays Global Emerging Markets Index was 9.61% and the FTSE All World Emerging Market Index was 32.53%.

An important factor impacting the return of the Fund relative to the Blended Index was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its portfolio managers believe that, over time, leverage provides

Portfolio Commentary (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Annual Report

December 31, 2017 (Unaudited)

opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Market Value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, the FTSE All World Emerging Market Index and the components of the blended index are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.

Fixed Income Commentary

Market Recap

All components of emerging market (“EM”) debt performed strongly over the year, despite numerous idiosyncratic events that threatened to derail the positive sentiment towards the asset class. Demand for both hard currency and local currency bonds remained robust, while EM currencies were standout performers early on thanks to a weak U.S. dollar. An increase in commodity prices also boosted the asset class. The rally took a breather in September 2017 however, as U.S. Treasury yields rose sharply. At the same time, the euro depreciated against the U.S. dollar, paring the huge gains made during the year. The asset class exhibited a strong end to 2017, with hard currency sovereign and corporate debt returning 10.3% and 7.6% respectively during 2017, while local currency debt (15.2%) outperformed amid a strong rally in local rates and currency strength against the U.S. dollar.

EM debt enjoyed an excellent first half to 2017, posting its sixth consecutive month of positive returns in May before the rally came to an end in June. The rally played out despite relatively subdued commodity prices and a third U.S. interest rate hike in as many quarters. A dip in oil prices did put pressure on a number of EM credits, however. Flows into the asset class remained strong, while U.S. President Trump could do little to dampen sentiment despite his “America first” rhetoric. President Trump’s inability to push through various pro-growth policies since taking office has been well documented, and has benefitted EM debt, in our opinion. In Europe, the political environment calmed somewhat following Emmanuel Macron’s sweeping victory in the French presidential elections. The buoyant sentiment led to hawkish comments from the European Central Bank (“ECB”) at its annual conference in late June, which subsequently saw rates markets sell off aggressively and yield curves steepen.

In December, U.S. Federal Reserve (the “Fed”) carried out its third policy rate hike of the year, which was widely expected and carried very little broader market impact. The median dots for 2018 continued to show three rate hikes in 2018 and two in 2019, which was more dovish than the market expected given the Fed’s upgrades to its U.S. growth and employment forecasts. The yield of the U.S. 10-year treasury bond ended the year at 2.41%, four basis points (“bps”) lower than at the end of 2016. Commodities performed well as 2017 came to an end, with Brent crude oil rallying by over 5% to just shy of US$67 per barrel, while copper, iron ore and gold also finished the year strongly.

Investment grade (“IG”) countries started strongly, outperforming their high yield counterparts which were skewed by a dramatic 12% collapse in Venezuelan asset prices. However, as has been the case for much of the year, high yield assets rebounded as IG credits were negatively affected by the sell-off in U.S. Treasuries and risk-on sentiment. Spreads on IG bonds in the Blended Index narrowed by 47 bps, resulting in a 9.3% return over the period, while spreads on high yield bonds narrowed by 90 bps, resulting in an 11.4% return.

Performance Analysis

The Fund’s EM bond portfolio outperformed the EM debt portion of the Blended Index over the period in both hard currency and local currency bonds.

Within the hard currency space, the Fund’s overweight position in Ecuador was the key positive contributor to performance, as were an overweight to Iraq and Ethiopia. Security selection in Nigeria also contributed positively. On the other side, both security selection and country allocation to Venezuela detracted from performance as did security selection in Lebanon and currency allocation to the Brazilian real. Within the local currency holdings, underweight positions in Romania and Czech Republic were the primary contributors to performance as were an overweight to Indonesia and Malaysia and currency allocation to the Brazilian real. The main detractors were all due to currency positioning, specifically in Poland, Argentina, Czech Republic, Malaysia and Hungary.

Market and Fund Outlook

We believe that a strong end to 2017 suggests that sentiment will remain favourably disposed to the asset class. We expect the new issue pipeline to be extremely strong in the first few months of the year as issuers seek to take advantage of low yields and high demand – this will be the case in both sovereign and corporate debt. Flows into emerging markets have reached US$112.79bn at the end of December and we believe that 2017 is likely to result in the strongest year for inflows since JP Morgan started recording such

Portfolio Commentary (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Annual Report

December 31, 2017 (Unaudited)

data in 2004. The outlook (as long as there is not a systemic event) is expected to be similar for 2018, in our view, given that we believe on aggregate, institutional investors remain underallocated to the asset class and the “search for yield” investment rationale endures.

Equity Commentary

Market Recap

EM equities rallied in 2017, easily outpacing their developed counterparts. While geopolitical tensions occasionally threatened global risk appetites, higher-yielding assets largely remained in favor in an environment of generally low interest rates. Notably, technology stocks surged, as sentiment was boosted by improving corporate earnings and buoyant economic signals worldwide. Oil prices stabilized, recovering from earlier volatility caused by booming U.S. production. Despite three Fed rate hikes, the U.S. dollar remained subdued against most emerging currencies due to persistently weak inflation and doubts over President Trump’s administration.

Asia accounted for the bulk of gains. Chinese shares rose on resilient growth and a sharp rise in internet stocks. But towards year-end, cooling property indicators and slowing factory growth suggested that tightening measures to curb financial risks were starting to have an impact. Optimism in the mainland had a spill over effect on Hong Kong, which enjoyed its best year in a decade on the back of large southbound inflows. In India, stock markets benefited from Prime Minister Narendra Modi’s progress on crucial reforms, including the implementation of the Goods and Services Tax in July, though growth somewhat slowed. South Korean markets rallied as the election of President Moon Jae-in helped ease political concerns, along with consistently good results from index-heavyweight Samsung Electronics.

In Europe, the Middle East and Africa (“EMEA”), Central Europe outperformed, thanks to growing economic optimism in Poland, the Czech Republic and Romania, which were supported by the wider Eurozone recovery. Healthy growth also boosted Turkey, though political tensions with the U.S. and a widening current account deficit capped gains. Russian markets were volatile, tracking oil prices, as hopes for warmer relations with the U.S. under President Trump faded. South Africa enjoyed a year-end rally following the election of Cyril Ramaphosa as leader of the ruling African National Congress Party as investors bet that he will implement much needed reforms.

Latin America also rose. Brazilian stocks were resilient for most of the year amid encouraging economic signals and interest rate cuts, despite tumbling in May when President Michel Temer became implicated in a corruption scandal. Consumer names there, in particular, performed well as consumption spending recovered. In Mexico, stocks and the peso initially rose as concerns about the negative impact from President Trump’s policies and rhetoric waned, but were then pressured by earthquakes in September and uncertainty over the North American Free Trade Agreement.

Performance Analysis

The equity portion of the Fund returned 28.14% in U.S dollar terms in 2017, underperforming the equity portion of the Blended Index’s return of 37.77%, largely due to the Fund’s underweight to both China and the technology sector. In 2017, Chinese internet heavyweights, including Tencent and Alibaba, re-rated substantially, resulting in a narrow market rally. Not holding Tencent for much of the year, and the Fund’s lack of exposure to Alibaba, magnified the Fund’s underperformance.

While we recognize that many Chinese internet companies are compelling businesses, we have long been concerned over their corporate structures, known as variable interest entities (“VIEs”), which are designed to circumvent foreign ownership restrictions in certain industries. However, Beijing remains ambiguous about these structures’ legality, and could declare foreigners’ ownership void. Having sought deeper insights about VIEs, we agree that risks can be mitigated via careful stock selection.

As such, we are optimistic about Tencent. We have conducted extensive due diligence and engaged with management on its business, corporate structure and founder, and take comfort from its track record of treating minority shareholders fairly. We like its business moat and robust financials. It has maintained market dominance in gaming, and has created a powerful ecosystem with encouraging progress on financial services, online advertising and digital content. Already, it is posting solid revenues and margins on the back of robust cash flows. Thus, we introduced Tencent into the Fund’s portfolio in the third quarter, and have continued to build up the Fund’s position. We believe valuations reflect its high-quality growth potential.

The Fund’s overweight to consumer stocks was also negative. Notably, Russian retailer Magnit fell on disappointing earnings amid challenges in executing its turnaround strategy. Indonesian conglomerate Astra International also dragged as it reported below-par results due to greater competition for its core automotive business. Nevertheless, we remain confident that both companies’ weaknesses are temporary.

Portfolio Commentary (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Annual Report

December 31, 2017 (Unaudited)

Elsewhere, the Fund’s underweight to Korea hurt the Fund’s performance, as the market rallied on perceptions of improving political stability. However, Samsung Electronics added to performance, as it posted record profits on the back of booming demand for its semiconductors and memory chips.

More positively, stock selection in both India and Brazil lifted relative performance. In India, Grasim Industries was buoyed by expectations of its restructuring into a broader conglomerate, while Hindustan Unilever benefited from recovering spending after last November’s demonetisation. Brazilian retailer Lojas Renner also outperformed on expectations of improved consumer spending. The lack of exposure to the Middle East was also a bright spot, as markets were hampered by heightened geopolitical risks.

Market Outlook

After a stellar year, we believe emerging markets should continue to be supported by stable growth and expectations for improving earnings in 2018. A number of risks could present short-term challenges, however. We believe the recent U.S. tax reform or quicker-than-expected rate hikes could strengthen the dollar and trigger outflows from EM assets. Political uncertainty is another worry in our view, as elections in key markets could amplify volatility and dampen sentiment. Recent sovereign and corporate rating downgrades also reflect concern over rising debt levels. That said, the asset class continues to be buoyed by broadening global growth and moderate inflation. In our view, Brazil and Russia appear better-placed to sustain their recoveries from recessions, while India should rebound from temporary weakness. We believe that these factors, along with company-level efforts to improve capital allocations and margins, should underpin higher returns.

A number of long-run structural factors also seem favorable. A growing middle class with rising income levels across the developing world should benefit consumer and financial companies. We believe that some holdings are also well-positioned to benefit from new secular themes, including the expansion of trends like cloud computing and the Internet of Things in the technology sector, and the auto industry’s electrification push. Overall, we believe that prospects are encouraging. We remain committed to our investment philosophy of identifying well-managed companies with solid fundamentals, and engaging them consistently to ensure the portfolio’s quality.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Portfolio of Investments

December 31, 2017

Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 43.2%

	Argentina – 2.8%
22,505,517	Argentina POM Politica Monetaria, Argentina Central Bank 7 day repurchase reference rate (ARS) (b)	28.75%	06/21/20	$1,287,092
380,000	Argentine Republic Government International Bond (EUR)	5.25%	01/15/28	475,214
266,387	Argentine Republic Government International Bond (USD)	8.28%	12/31/33	309,143
464,000	Argentine Republic Government International Bond (USD)	7.13%	07/06/36	503,904

				2,575,353

	Bahrain – 0.6%
270,000	Bahrain Government International Bond (USD)	7.00%	01/26/26	281,580
278,000	Bahrain Government International Bond (USD) (c)	7.00%	10/12/28	282,950

				564,530

	Brazil – 3.9%
10,400,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	3,139,153
1,560,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	466,932

				3,606,085

	Dominican Republic – 1.3%
53,000,000	Dominican Republic Bond (DOP) (c)	10.50%	04/07/23	1,201,154

	Ecuador – 2.3%
230,000	Ecuador Government International Bond (USD) (c)	8.75%	06/02/23	255,013
1,100,000	Ecuador Government International Bond (USD)	9.65%	12/13/26	1,266,375
560,000	Ecuador Government International Bond (USD) (c)	8.88%	10/23/27	618,100

				2,139,488

	Egypt – 1.8%
246,000	Egypt Government International Bond (USD) (c)	6.13%	01/31/22	257,851
200,000	Egypt Government International Bond (USD) (c)	8.50%	01/31/47	230,142
22,000,000	Egypt Treasury Bills (EGP)	(d)	05/29/18	1,157,024

				1,645,017

	El Salvador – 0.7%
280,000	El Salvador Government International Bond (USD)	5.88%	01/30/25	282,800
300,000	El Salvador Government International Bond (USD)	7.65%	06/15/35	326,673

				609,473

	Ethiopia – 0.6%
540,000	Ethiopia International Bond (USD) (c)	6.63%	12/11/24	567,621

	Ghana – 0.9%
2,150,000	Ghana Government Bond (GHS)	21.50%	03/09/20	517,527
300,000	Ghana Government International Bond (USD)	8.13%	01/18/26	334,512

				852,039

	Honduras – 0.5%
410,000	Honduras Government International Bond (USD) (c)	7.50%	03/15/24	460,225

	Indonesia – 2.1%
23,200,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	1,910,890

	Iraq – 0.9%
200,000	Iraq International Bond (USD) (c)	6.75%	03/09/23	205,008
610,000	Iraq International Bond (USD)	5.80%	01/15/28	590,210

				795,218

Page 8	See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Portfolio of Investments (Continued)

December 31, 2017

Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)

	Kenya – 0.2%
200,000	Kenya Government International Bond (USD)	6.88%	06/24/24	$213,501

	Malaysia – 1.2%
4,700,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	1,137,546

	Mexico – 1.3%
23,200,000	Mexican Bonos (MXN)	7.75%	11/13/42	1,174,011

	Mongolia – 0.3%
290,000	Mongolia Government International Bond (USD)	5.13%	12/05/22	287,867

	Nigeria – 0.5%
200,000	Nigeria Government International Bond (USD) (c)	7.88%	02/16/32	226,560
200,000	Nigeria Government International Bond (USD) (c)	7.63%	11/28/47	215,147

				441,707

	Pakistan – 0.3%
280,000	Pakistan Government International Bond (USD) (c)	6.88%	12/05/27	281,434

	Peru – 2.4%
6,320,000	Peruvian Government International Bond (PEN)	6.90%	08/12/37	2,196,881

	Poland – 2.8%
4,800,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	1,470,702
4,100,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	1,102,613

				2,573,315

	Russia – 4.4%
230,000,000	Russian Federal Bond - OFZ (RUB)	7.05%	01/19/28	3,882,719
200,000	Russian Foreign Bond - Eurobond (USD)	5.88%	09/16/43	232,480

				4,115,199

	Rwanda – 0.6%
200,000	Rwanda International Government Bond (USD) (c)	6.63%	05/02/23	209,909
300,000	Rwanda International Government Bond (USD)	6.63%	05/02/23	314,864

				524,773

	Senegal – 0.5%
380,000	Senegal Government International Bond (USD)	8.75%	05/13/21	439,188

	South Africa – 5.0%
21,800,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	1,969,709
31,500,000	Republic of South Africa Government Bond (ZAR)	6.25%	03/31/36	1,836,359
820,000	Republic of South Africa Government International Bond (USD)	4.88%	04/14/26	840,319

				4,646,387

	Sri Lanka – 0.6%
570,000	Sri Lanka Government International Bond (USD) (c)	6.20%	05/11/27	602,900

	Suriname – 0.3%
270,000	Republic of Suriname (USD) (c)	9.25%	10/26/26	291,600

	Tanzania – 0.2%
166,668	Tanzania Government International Bond, 6 Mo LIBOR + 6.00% (USD) (b)	7.45%	03/09/20	175,210

	Turkey – 2.7%
9,650,000	Turkey Government Bond (TRY)	8.80%	09/27/23	2,242,883

See Notes to Financial Statements	Page 9

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Portfolio of Investments (Continued)

December 31, 2017

Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)

	Turkey (Continued)
1,140,000	Turkey Government Bond (TRY)	10.40%	03/20/24	$280,301

				2,523,184

	Ukraine – 1.2%
115,000	Ukraine Government International Bond (USD) (c)	7.75%	09/01/21	122,671
865,000	Ukraine Government International Bond (USD) (c)	7.75%	09/01/24	912,489
188,000	Ukraine Government International Bond (USD) (c) (e)	(d)	05/31/40	104,121

				1,139,281

	Uruguay – 0.2%
5,257,000	Uruguay Government International Bond (UYU) (c)	9.88%	06/20/22	193,933

	Venezuela – 0.1%
353,500	Venezuela Government International Bond (USD) (f)	9.25%	05/07/28	73,351

	Total Foreign Sovereign Bonds and Notes			39,958,361

	(Cost $36,665,844)

FOREIGN CORPORATE BONDS AND NOTES (a) (g) – 14.8%

	Argentina – 0.2%
200,000	Genneia S.A. (USD) (c)	8.75%	01/20/22	220,298

	Azerbaijan – 0.6%
495,000	Southern Gas Corridor CJSC (USD) (c)	6.88%	03/24/26	563,651

	Bangladesh – 0.3%
250,000	Banglalink Digital Communications Ltd. (USD) (c)	8.63%	05/06/19	260,625

	Barbados – 0.3%
250,000	Sagicor Finance 2015 Ltd. (USD) (c)	8.88%	08/11/22	282,812

	Brazil – 2.9%
277,000	Azul Investments LLP (USD) (c)	5.88%	10/26/24	275,961
270,000	Caixa Economica Federal (USD) (e)	7.25%	07/23/24	276,075
330,000	GTL Trade Finance, Inc. (USD)	7.25%	04/16/44	358,463
350,000	OAS Finance Ltd. (USD) (e) (f) (h) (i)	8.88%	(j)	18,375
200,000	OAS Investments GmbH (USD) (f) (h) (i)	8.25%	10/19/19	10,500
844,000	Petrobras Global Finance BV (USD) (c)	5.30%	01/27/25	847,587
650,000	Petrobras Global Finance BV (USD)	8.75%	05/23/26	778,375
155,000	QGOG Atlantic/Alaskan Rigs Ltd. (USD)	5.25%	07/30/18	152,675

				2,718,011

	Colombia – 0.2%
207,000	Banco GNB Sudameris S.A. (USD) (c) (e)	6.50%	04/03/27	215,798

	Dominican Republic – 0.6%
460,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad Itabo (USD) (c)	7.95%	05/11/26	500,250

	El Salvador – 0.4%
310,000	Grupo Unicomer Co., Ltd. (USD) (c)	7.88%	04/01/24	337,125

	Georgia – 0.6%
200,000	BGEO Group JSC (USD) (c)	6.00%	07/26/23	208,917
350,000	Georgian Oil and Gas Corp. JSC (USD) (c)	6.75%	04/26/21	376,378

				585,295

Page 10	See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Portfolio of Investments (Continued)

December 31, 2017

Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (g) (Continued)

	Guatemala – 0.5%
400,000	Comunicaciones Celulares S.A. Via Comcel Trust (USD) (c)	6.88%	02/06/24	$415,764

	Honduras – 0.3%
280,000	Inversiones Atlantida S.A. (USD) (c)	8.25%	07/28/22	289,246

	Hong Kong – 0.3%
260,000	Shimao Property Holdings Ltd. (USD)	8.38%	02/10/22	281,791

	India – 1.0%
40,000,000	NTPC Ltd. (INR)	7.25%	05/03/22	634,016
275,000	Vedanta Resources PLC (USD) (c)	6.13%	08/09/24	281,287

				915,303

	Kazakhstan – 0.8%
390,000	Nostrum Oil & Gas Finance BV (USD) (c)	8.00%	07/25/22	405,362
308,000	Tengizchevroil Finance Co. International Ltd. (USD) (c)	4.00%	08/15/26	309,771

				715,133

	Mexico – 1.1%
270,000	Axtel SAB de CV (USD) (c)	6.38%	11/14/24	279,450
230,000	Cemex SAB de CV (USD) (c)	7.75%	04/16/26	261,050
4,800,000	Petroleos Mexicanos (MXN)	7.19%	09/12/24	217,468
270,000	Unifin Financiera SAB de CV (USD) (c)	7.25%	09/27/23	282,150

				1,040,118

	Nigeria – 1.2%
290,000	Access Bank PLC (USD) (c)	10.50%	10/19/21	327,317
290,000	IHS Netherlands Holdco BV (USD) (c)	9.50%	10/27/21	313,016
270,000	United Bank for Africa PLC (USD) (c)	7.75%	06/08/22	279,493
200,000	Zenith Bank PLC (USD) (c)	7.38%	05/30/22	208,640

				1,128,466

	Paraguay – 0.4%
350,000	Banco Regional SAECA (USD) (c)	8.13%	01/24/19	366,695

	Russia – 0.7%
394,000	Evraz Group S.A. (USD) (c)	5.38%	03/20/23	410,252
200,000	GTH Finance BV (USD) (c)	7.25%	04/26/23	225,276

				635,528

	Turkey – 1.3%
339,000	Hazine Mustesarligi Varlik Kiralama AS (USD) (c)	5.00%	04/06/23	345,901
280,000	Odea Bank AS (USD) (c) (e)	7.63%	08/01/27	259,560
288,000	Turkiye Vakiflar Bankasi TAO (USD)	6.00%	11/01/22	285,101
300,000	Yasar Holdings AS (USD) (c)	8.88%	05/06/20	307,049

				1,197,611

	Ukraine – 0.6%
267,720	Metinvest BV (USD) (k)	9.37%	12/31/21	280,700
280,000	Ukreximbank Via Biz Finance PLC (USD)	9.63%	04/27/22	299,992

				580,692

	Venezuela – 0.5%
1,658,358	Petroleos de Venezuela S.A. (USD) (f)	6.00%	05/16/24	381,970

See Notes to Financial Statements	Page 11

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Portfolio of Investments (Continued)

December 31, 2017

Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (g) (Continued)
	Venezuela (Continued)
338,898	Petroleos de Venezuela S.A. (USD) (f)	6.00%	11/15/26	$75,913

				457,883

	Total Foreign Corporate Bonds and Notes			13,708,095

	(Cost $13,659,856)

Shares	Description	Value
COMMON STOCKS (a) – 46.9%

	Brazil – 5.7%
113,850	Ambev S.A	730,375
112,261	Banco Bradesco S.A., ADR	1,149,553
34,877	BRF S.A. (l)	384,824
74,001	Lojas Renner S.A.	791,745
24,054	Multiplan Empreendimentos Imobiliarios S.A., Preference Shares	514,132
38,367	Ultrapar Participacoes S.A.	867,482
71,453	Vale S.A., ADR	873,870

		5,311,981

	Chile – 1.1%
16,146	Banco Santander Chile S.A., ADR	504,886
50,382	SACI Falabella	502,207

		1,007,093

	China – 7.2%
132,500	Anhui Conch Cement Co., Ltd., Class H	623,252
538,000	Beijing Capital International Airport Co., Ltd., Class H	811,182
139,000	China Mobile Ltd.	1,409,953
324,000	China Resources Land Ltd.	953,813
28,500	Ping An Insurance Group Co. of China Ltd., Class H	296,751
31,200	Tencent Holdings Ltd.	1,621,329
24,479	YUM China Holdings, Inc.	979,650

		6,695,930

	Hong Kong – 3.3%
170,000	AIA Group Ltd.	1,450,239
230,000	Hang Lung Group Ltd.	846,362
24,299	Hong Kong Exchanges and Clearing Ltd.	745,810
11,200	Swire Properties Ltd.	36,125

		3,078,536

	Hungary – 0.5%
18,785	Richter Gedeon Nyrt	491,827

	India – 7.1%
71,414	Aditya Birla Capital Ltd. (l)	206,038
51,010	Grasim Industries Ltd.	931,650
10,537	Hero MotoCorp Ltd.	624,874
37,000	Hindustan Unilever Ltd.	792,926
62,300	Housing Development Finance Corp., Ltd.	1,669,467
226,259	ITC Ltd.	933,182
27,500	Kotak Mahindra Bank Ltd.	435,243
13,902	Tata Consultancy Services Ltd.	588,337

Page 12	See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)
	India (Continued)
5,428	UltraTech Cement Ltd.	$367,431

		6,549,148

	Indonesia – 2.4%
1,695,000	Astra International Tbk PT	1,036,927
375,000	Bank Central Asia Tbk PT	605,307
335,400	Indocement Tunggal Prakarsa Tbk PT	542,622

		2,184,856

	Malaysia – 0.6%
105,000	Public Bank Bhd	539,140

	Mexico – 2.5%
10,500	Fomento Economico Mexicano, S.A.B. de C.V., ADR	985,950
14,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR	580,720
133,238	Grupo Financiero Banorte, S.A.B. de C.V., O Shares	731,361

		2,298,031

	Philippines – 1.9%
1,189,000	Ayala Land, Inc.	1,062,288
298,359	Bank of the Philippine Islands	646,086

		1,708,374

	Poland – 0.4%
10,396	Bank Pekao S.A.	386,757

	Portugal – 0.5%
23,692	Jeronimo Martins SGPS S.A.	460,371

	Russia – 1.1%
7,200	Lukoil PJSC, ADR	415,080
5,496	Magnit PJSC	604,679

		1,019,759

	South Africa – 1.8%
33,910	Massmart Holdings Ltd.	382,445
52,100	MTN Group Ltd.	575,216
87,563	Truworths International Ltd.	668,586

		1,626,247

	South Korea – 4.7%
1,020	Amorepacific Corp.	158,162
2,341	Amorepacific Group	308,328
1,166	LG Chem Ltd.	441,110
1,136	NAVER Corp.	923,189
1,276	Samsung Electronics Co., Ltd. (Preference Shares)	2,491,093

		4,321,882

	Taiwan – 2.5%
91,005	Taiwan Mobile Co., Ltd.	328,748
253,954	Taiwan Semiconductor Manufacturing Co., Ltd.	1,958,514

		2,287,262

	Thailand – 1.8%
61,200	Siam Cement (The) PCL	920,160
171,100	Siam Commercial Bank Public Co., Ltd. (m)	787,511

		1,707,671

See Notes to Financial Statements	Page 13

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Turkey – 1.4%
132,135	Akbank TAS	$343,365
30,886	BIM Birlesik Magazalar A.S.	636,379
103,000	Turkiye Garanti Bankasi A.S.	291,297

		1,271,041

	United Kingdom – 0.4%
37,739	Standard Chartered PLC (l)	397,486

	Total Common Stocks	43,343,392

	(Cost $30,820,012)

	Total Investments – 104.9%	97,009,848
	(Cost $81,145,712) (n)

	Outstanding Loan – (6.3)%	(5,800,000)
	Net Other Assets and Liabilities – 1.4%	1,232,484

	Net Assets – 100.0%	$92,442,332

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 12/31/2017	Sale Value as of 12/31/2017	Unrealized Appreciation/ (Depreciation)
01/10/18	JPM	USD	1,145,641	ZAR	14,757,000	$1,145,641	$1,190,412	$ (44,771)
01/10/18	MS	USD	1,490,600	ZAR	20,878,000	1,490,600	1,684,179	(193,579)
01/10/18	CIT	ZAR	20,878,000	USD	1,515,994	1,684,179	1,515,994	168,185
Net Unrealized Appreciation (Depreciation)								$ (70,165)

Counterparty Abbreviations

CIT	Citibank, NA
JPM	JPMorgan Chase
MS	Morgan Stanley

See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.

See Note 2I – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	Floating rate security.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc. (“Aberdeen”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2017, securities noted as such amounted to $16,895,509 or 18.3% of net assets.
(d)	Zero coupon bond.
(e)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(f)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(g)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Sub-Advisor.
(h)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(i)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(j)	Perpetual maturity.
(k)	These notes are Senior Payment-In-Kind (“PIK”) Toggle Notes whereby the issuer pays interest on the notes in cash at the rate of 2.793% per annum (“Cash-pay Interest Amount”). In addition to the Cash-pay Interest Amount, the issuer pays interest on the notes at the rate of 6.5795% per annum, in cash, only if any Notes Cash Sweep Amount is available, and otherwise in PIK Notes. For the fiscal year ended December 31, 2017, this security paid all of its interest in cash.

Page 14	See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Portfolio of Investments (Continued)

December 31, 2017

(l)	Non-income producing security.
(m)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $787,511 or 0.9% of net assets.
(n)	Aggregate cost for federal income tax purposes was $81,642,520. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $19,923,058 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,625,895. The net unrealized appreciation was $15,297,163. The amounts presented are inclusive of derivative contracts.

ADR American Depositary Receipt

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE

	Total Value at 12/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Foreign Sovereign Bonds and Notes*	$39,958,361	$—	$39,958,361	$—
Foreign Corporate Bonds and Notes*	13,708,095	—	13,708,095	—
Common Stocks:
Thailand	1,707,671	920,160	787,511	—
Other Country Categories*	41,635,721	41,635,721	—	—

Total Common Stocks	43,343,392	42,555,881	787,511	—

Total Investments	$97,009,848	$42,555,881	$54,453,967	$—
Forward Foreign Currency Contracts	168,185	—	168,185	—

Total	$97,178,033	$42,555,881	$54,622,152	$—

LIABILITIES TABLE

	Total Value at 12/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Forward Foreign Currency Contracts	$(238,350)	$—	$(238,350)	$—

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

See Notes to Financial Statements	Page 15

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Portfolio of Investments (Continued)

December 31, 2017

Currency Exposure Diversification	% of Total Investments†
USD	32.8%
HKD	9.1
INR	7.4
BRL	7.1
RUB	4.6
KRW	4.5
ZAR	4.4
IDR	4.2
TRY	3.9
PLN	3.0
TWD	2.4
PEN	2.3
MXN	2.2
PHP	1.8
THB	1.8
MYR	1.7
ARS	1.3
DOP	1.2
EGP	1.2
EUR	1.0
GHS	0.5
CLP	0.5
HUF	0.5
GBP	0.4
UYU	0.2
Total	100.0%

† The weightings include the impact of currency forwards.

Currency Abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound Sterling
GHS	Ghanaian Cedi
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan New Dollar
USD	United States Dollar
UYU	Uruguay Peso
ZAR	South African Rand

Page 16	See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments, at value (Cost $81,145,712)	$97,009,848
Cash	309,840
Foreign currency (Cost $23,300)	23,411
Unrealized appreciation on forward foreign currency contracts	168,185
Restricted cash	20,000
Receivables:
Investment securities sold	1,322,684
Interest	1,135,857
Dividends	73,885
Miscellaneous	40,418
Dividend reclaims	10,943
Prepaid expenses	885

Total Assets	100,115,956

LIABILITIES:
Outstanding loan	5,800,000
Unrealized depreciation on forward foreign currency contracts	238,350
Payables:
Investment securities purchased	1,233,735
Deferred foreign capital gains tax	131,782
Investment advisory fees	83,008
Audit and tax fees	58,989
Custodian fees	55,043
Administrative fees	19,488
Printing fees	18,364
Due to broker	17,975
Transfer agent fees	5,291
Interest and fees on loan	4,450
Legal fees	1,633
Financial reporting fees	771
Trustees’ fees and expenses	24
Other liabilities	4,721

Total Liabilities.	7,673,624

NET ASSETS.	$92,442,332

NET ASSETS consist of:
Paid-in capital	$77,299,086
Par value	51,670
Accumulated net investment income (loss)	(460,747)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(110,423)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translation	15,662,746

NET ASSETS	$92,442,332

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$17.89

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	5,167,040

See Notes to Financial Statements	Page 17

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $10,382)	$4,428,837
Dividends (net of foreign withholding tax of $118,596)	1,130,436

Total investment income	5,559,273

EXPENSES:
Investment advisory fees	968,746
Custodian fees	218,579
Interest and fees on loan	121,492
Administrative fees	99,031
Audit and tax fees	69,210
Printing fees	50,850
Transfer agent fees	32,042
Legal fees	24,403
Trustees’ fees and expenses	16,538
Financial reporting fees	9,250
Other	34,554

Total expenses	1,644,695

NET INVESTMENT INCOME (LOSS)	3,914,578

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,633,337
Forward foreign currency contracts	(39,487)
Foreign currency transactions	(115,560)
Foreign capital gains tax	(23,711)

Net realized gain (loss)	1,454,579

Net increase from payment by the sub-advisor	5,000

Net change in unrealized appreciation (depreciation) on:
Investments	10,806,239
Forward foreign currency contracts	(4,504)
Foreign currency translation	4,253
Deferred foreign capital gains tax	(5,298)

Net change in unrealized appreciation (depreciation)	10,800,690

NET REALIZED AND UNREALIZED GAIN (LOSS)	12,260,269

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,174,847

Page 18	See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Statements of Changes in Net Assets

	Year Ended 12/31/2017	Year Ended 12/31/2016
OPERATIONS:
Net investment income (loss)	$3,914,578	$3,430,001
Net realized gain (loss)	1,454,579	(514,555)
Net increase from payment by the sub-advisor	5,000	—
Net change in unrealized appreciation (depreciation)	10,800,690	8,443,287

Net increase (decrease) in net assets resulting from operations	16,174,847	11,358,733

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,757,027)	(1,585,053)
Net realized gain	(2,593,843)	(1,815,234)
Return of capital	(1,882,986)	(3,931,866)

Total distributions to shareholders	(7,233,856)	(7,332,153)

CAPITAL TRANSACTIONS:
Repurchase of Common Shares	(177,758)	(1,492,344)

Net increase (decrease) in net assets resulting from capital transactions	(177,758)	(1,492,344)

Total increase (decrease) in net assets	8,763,233	2,534,236

NET ASSETS:
Beginning of period	83,679,099	81,144,863

End of period	$92,442,332	$83,679,099

Accumulated net investment income (loss) at end of period	$(460,747)	$(177,040)

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	5,179,247	5,289,339
Common Shares repurchased (a)	(12,207)	(110,092)

Common Shares at end of period	5,167,040	5,179,247

(a)	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2018. For the years ended December 31, 2017 and 2016, the Fund repurchased 12,207 and 110,092, respectively, of its shares at a weighted-average discount of 13.52% and 14.54%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 105,644 common shares (for an aggregate of 266,389), or (ii) March 15, 2018.

See Notes to Financial Statements	Page 19

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Statement of Cash Flows

For the Year Ended December 31, 2017

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$16,174,847
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(47,462,740)
Sales, maturities and paydown of investments	51,616,650
Net amortization/accretion of premiums/discounts on investments	(314,446)
Net realized gain/loss on investments	(1,633,337)
Net change in unrealized appreciation/depreciation on investments	(10,806,239)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	4,504
Net increase from payment by the sub-advisor	(5,000)
Net increase in restricted cash	(20,000)
Changes in assets and liabilities:
Decrease in interest receivable	109,872
Decrease in due from broker	14,019
Increase in dividend reclaims receivable	(2,710)
Decrease in dividends receivable	13,925
Increase in miscellaneous receivable	(37)
Decrease in prepaid expenses	380
Decrease in due to custodian foreign currency	(66,630)
Decrease in interest and fees payable on loan	(5,903)
Increase in due to broker	17,975
Increase in investment advisory fees payable	6,811
Decrease in audit and tax fees payable	(2,072)
Increase in legal fees payable	52
Increase in printing fees payable	6,012
Increase in administrative fees payable	4,620
Increase in custodian fees payable	21,216
Decrease in transfer agent fees payable	(3,444)
Increase in Trustees’ fees and expenses payable	11
Increase in deferred foreign capital gains tax	5,298
Decrease in other liabilities payable	(178)

Cash provided by operating activities		$7,673,456

Cash flows from financing activities:
Repurchase of Common Shares	(225,571)
Distributions to Common Shareholders from net investment income	(2,757,027)
Distributions to Common Shareholders from net realized gain	(2,593,843)
Distributions to Common Shareholders from return of capital	(1,882,986)

Cash used in financing activities		(7,459,427)

Increase in cash and foreign currency (a)		214,029
Cash and foreign currency at beginning of period		119,222

Cash and foreign currency at end of period		$333,251

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$127,395

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $4,253.

Page 20	See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

Financial Highlights

For a Common Share outstanding throughout each period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.16	$15.34	$18.59	$20.61	$23.67

Income from investment operations:
Net investment income (loss)	0.76	0.64	0.65	0.77	0.79
Net realized and unrealized gain (loss)	2.36 (a)	1.53	(2.52)	(1.39)	(2.45)

Total from investment operations	3.12	2.17	(1.87)	0.62	(1.66)

Distributions paid to shareholders from:
Net investment income	(0.54)	(0.30)	—	(0.32)	(0.76)
Net realized gain	(0.50)	(0.35)	—	(0.44)	(0.64)
Return of capital	(0.36)	(0.75)	(1.40)	(0.64)	—

Total distributions paid to Common Shareholders	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)

Common Share repurchases	0.01	0.05	0.02	—	—

Net asset value, end of period	$17.89	$16.16	$15.34	$18.59	$20.61

Market value, end of period	$16.32	$13.90	$13.06	$16.45	$18.05

Total return based on net asset value (b)	20.65%	15.93%	(9.16)%	(2.49)%	(6.49)%
Total return based on market value (b)	27.96%	17.12%	(12.61)%	(1.47)%	(12.13)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$92,442	$83,679	$81,145	$99,053	$109,813
Ratio of total expenses to average net assets	1.81%	1.76%	1.69%	1.71%	1.75%
Ratio of total expenses to average net assets excluding interest expense	1.67%	1.66%	1.62%	1.64%	1.68%
Ratio of net investment income (loss) to average net assets	4.30%	3.99%	3.66%	3.73%	3.57%
Portfolio turnover rate	46%	53%	44%	48%	50%

Indebtedness:
Total loan outstanding (in 000’s)	$5,800	$5,800	$5,800	$5,800	$5,800
Asset coverage per $1,000 of indebtedness (c)	$16,938	$15,427	$14,990	$18,078	$19,933

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $5,000 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements	Page 21

Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017

1. Organization

First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FEO on the New York Stock Exchange (“NYSE”).

The Fund’s investment objective is to provide a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

2. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:

1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Fixed-income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and

Notes to Financial Statements (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017

5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Asset Management Inc.’s (“Aberdeen” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:

1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;

Notes to Financial Statements (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017

7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

o	Quoted prices for similar investments in active markets.

o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2017, is included with the Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017

C. Restricted Securities

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2017, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Security	Acquisition Date	Principal Values/Shares	Price	Carrying Cost	Value	%of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$350,000	$5.25	$350,000	$18,375	0.02%
OAS Investments GmbH, 8.25%, 10/19/19	10/15/2012	200,000	5.25	200,000	10,500	0.01

				$550,000	$28,875	0.03%

D. Forward Foreign Currency Contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. Foreign Currency

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.

F. Dividends and Distributions to Shareholders

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly

Notes to Financial Statements (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017

distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

Permanent differences incurred during the year ended December 31, 2017, primarily as a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease to accumulated net investment income (loss) of $1,441,258 and an increase to accumulated net realized gain (loss) of $1,441,258. Net assets were not affected by these reclassifications.

The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2017 and 2016 was as follows:

Distributions paid from:	2017	2016
Ordinary income	$2,757,027	$1,690,613
Capital gain	2,593,843	1,709,674
Return of capital	1,882,986	3,931,866

As of December 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	15,165,938

Total accumulated earnings (losses)	15,165,938
Other	(74,362)
Paid-in capital	77,350,756

Total net assets	$92,442,332

G. Income and Other Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation)” on the Statement of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2017, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Notes to Financial Statements (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2017, the Fund elected not to defer its late year capital losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of December 31, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

H. Expenses

The Fund will pay all expenses directly related to its operations.

I. Offsetting on the Statement of Assets and Liabilities

Offsetting assets and liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 168,185	$ —	$ 168,185	$ —	$ —	$ 168,185

Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ (238,350)	$ —	$ (238,350)	$ —	$ —	$ (238,350)

* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.

J. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information

Notes to Financial Statements (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017

that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities and derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

3. Investment Advisory Fee,Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.

During the year ended December 31, 2017, the Fund received a payment from the Sub-Advisor of $5,000 in connection with a trade error.

Aberdeen, an SEC registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund were not required to take any action as a result of the Merger. Following the Merger, the Sub-Advisor is an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The sub-advisory agreement, the services provided under the agreement, and the fees charged for services did not change as a result of the Merger. The portfolio management team did not change as a result of the Merger.

BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2017, were $43,406,633 and $48,616,850, respectively.

Notes to Financial Statements (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017

5. Derivative Transactions

The following table presents the type of derivatives held by the Fund at December 31, 2017, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 168,185	Unrealized depreciation on forward foreign currency contracts	$238,350

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(39,487)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(4,504)

During the year ended December 31, 2017, the notional values of forward foreign currency contracts opened and closed were $67,901,008 and $79,621,255, respectively.

6. Borrowings

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Effective November 3, 2017, the credit facility was amended, whereby the expiration date was extended until November 2, 2018. The total commitment under the facility is up to $10,000,000. The borrowing rate under the revolving credit facility is equal to the 1-month LIBOR plus 80 basis points. As of December 31, 2017, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. For the year ended December 31, 2017, the average amount outstanding was $5,800,000. The high and low annual interest rates during the year ended December 31, 2017 were 2.30% and 1.53%, respectively, and the weighted average interest rate was 1.88%. The interest rate at December 31, 2017 was 2.30%. The Fund pays a commitment fee of 0.15% (or 0.25% if loan balance drops below 75% of total commitment) per year, which is included in “Interest and fees on loan” on the Statement of Operations.

7. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 22, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017 (Unaudited)

Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at

Additional Information (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017 (Unaudited)

www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Tax Information

For the year ended December 31, 2017, the amount of long-term capital gain distributions designated by the Fund was $2,593,843 which is taxable at the applicable capital gain tax rates for federal income tax purposes.

The Fund hereby designates as qualified dividend income 27.85% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2017. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2017, qualify for corporate dividends received deductions available to corporate shareholders.

The Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended and elects to pass through to it’s shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $4,088,335 (representing a total of $0.79 per share). The total amount of taxes paid to such countries is $142,805 (representing a total of $0.03 per share).

NYSE Certification Information

In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 1, 2017, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

Submission of Matters to a Vote of Shareholders

The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as a Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 4,252,538, the number of votes withheld was 420,249 and the number of broker non-votes was 502,449. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other Fund regulatory filings.

Currency Risk: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

Emerging Markets Risk: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. To the extent that the Fund purchases China A-shares of China-based companies via brokers in Hong Kong through stock connect programs such as the Shanghai-Hong Kong Stock Connect or the Shenzhen-Hong Kong Stock Connect, it may be subject to certain risks, including

Additional Information (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017 (Unaudited)

repatriation and tax risks, as well as to quota limitations, and trading, clearance and settlement procedures in China that are relatively new and untested.

Equity Securities Risk: The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.

Fixed-Income Securities Risk: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio’s current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund’s portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

Government Securities Risk: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

Interest Rate Risk: The Fund’s portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Investment and Market Risk: An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares, or purchase Common Shares.

Liquidity Risk: The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the

Additional Information (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017 (Unaudited)

securities). If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner.

Non-Investment Grade Securities Risk: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below “Baa3” by Moody’s Investors Service, Inc., below “BBB-” by Standard & Poor’s, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

Non-U.S. Government Securities Risk: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Non-U.S. Issuer Risk: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

Board of Trustees and Officers

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017 (Unaudited)

The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	151	None

Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	151	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association

Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	151	Director of Trust Company of Illinois

Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	151	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	151	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy

First Trust/Aberdeen Emerging Opportunity Fund (FEO)

December 31, 2017 (Unaudited)

Privacy Policy

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

•	Information about your transactions with us, our affiliates or others;

•	Information we receive from your inquiries by mail, e-mail or telephone; and

•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

Use of Web Analytics

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

Confidentiality and Security

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor
Philadelphia, PA 19103

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon 101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP 111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP 111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2016 and $53,000 for 2017.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $91.91 for 2016 and $0 for 2017. The 2016 audit-related fees are related to the review of pricing committee procedures.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2016 and $0 for 2017.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $9,335 for 2016 and $11,770 for 2017. These fees were for tax preparation.

Tax Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for 2016 and $0 for 2017.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2016 and $0 for 2017.

All Other Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2016 were $9,335 and $13,000 for the Registrant and the Registrant’s investment adviser, respectively and for 2017 were $11,770 and $44,000 for the Registrant and the Registrant’s investment adviser, respectively.

(h) The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Aberdeen U.S. Registered Advisers (the “Aberdeen Advisers”)

Proxy Voting Guidelines

Effective as of June 1, 2017

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Aberdeen Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Aberdeen Advisers to:

(i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Aberdeen Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Aberdeen Advisers voted proxies. In addition, Rule 204-2 requires the Aberdeen Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the Aberdeen Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

The Aberdeen Advisers invest for the clients’ portfolios in companies globally and actively target investment in those companies with sound corporate governance practices. The Aberdeen Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the Aberdeen Advisers’ investment managers, and are based on their knowledge of the company and discussions with management – Aberdeen Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Aberdeen Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

As an independent asset manager, Aberdeen is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

For cases involving potential conflicts of interest, Aberdeen Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of Aberdeen Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

The first step is to identify any significant potential conflicts of interest in advance by highlighting those stocks where a potential conflict may arise. These stocks are recorded in a conflicts of interest database.

The provisional voting decision made by a fund manager or other individual will be compared against any third party proxy voting research or recommendations. For those cases where there is a contentious issue, including among others those cases where there is a difference between the provisional voting decision and the third party voting recommendation, the rationale will need to be more detailed than in a standard case. The process for handling these cases will be overseen by the designated corporate governance specialist, but in active portfolios the final decision on contentious proxy voting matters rests with the respective regional head of equities.

This policy has been developed by the Aberdeen corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. Aberdeen’s Corporate Governance Policy and Principles are published on our website:

http://www.aberdeenasset.com/doc.nsf/Lit/CorporateGovernanceGroupPrinciples

To the extent that an Aberdeen Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

Upon request, the Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time.

As disclosed in Part 2A of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Aberdeen Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov. ERISA

The U.S. Department of Labor (“DOL”) has indicated that an investment adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Failure to take any action to reconcile proxies would cause Aberdeen to fail to satisfy ERISA’s fiduciary responsibility provisions. Appropriate steps include informing the Plan sponsor and its trustees, bank custodian or broker/dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a Plan asset and vote only in the best economic interests of the Plan participants, vote consistently among clients, and avoid specific client voting instructions about voting proxies.

DOL has provided investment managers with the following guidance about their ERISA responsibilities, including proxy voting, compliance with written statements of investment policy, and active monitoring of corporate management by Plan fiduciaries:

i.	Where the authority to manage Plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a Plan trustee regarding the voting of proxies.

ii.	Investment managers, as Plan fiduciaries, have a responsibility to vote proxies on foreign issues that may affect the value of the shares in the Plan’s portfolio and will vote such proxies unless the cost of doing so cannot be justified.

iii.	An investment manager is required to comply with statements of investment policy, unless compliance with the guidelines in a given instance would be imprudent and therefore failure to follow the guidelines would not violate ERISA. ERISA does not shield the investment manager from liability for imprudent actions taken in compliance with a statement of investment policy.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen’s Proxy Voting Policy. Aberdeen will provide each ERISA client (upon request) with proxy voting records to demonstrate how proxies for securities held in the portfolio were voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of March 8, 2018

Aberdeen Asset Management Inc. (“Aberdeen” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc.

Investment decisions for the registrant are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen’s investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

Devan Kaloo

Head of Global Emerging Markets Equity

Mr. Kaloo is responsible for the London based Global Emerging Market (“GEM”) Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely.

Joanne Irvine

Head of Global Emerging Markets ex Asia

Ms. Irvine is Head of Global Emerging Markets (ex-Asia), on the Global Emerging Markets Equity Team in London. Joanne joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Catriona Macnair

Investment Manager Emerging Markets Equity

Mc. Macnair is an Investment Manager on the Emerging Markets Equity Team. She joined Aberdeen in 2008.

Brett Diment

Head of Emerging Market Debt

Mr. Diment is Head of Emerging Market and Sovereign Debt and joined Aberdeen following the acquisition of Deutsche Asset Management (“Deutsche”) in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

Max Wolman

Senior Investment Manager, Emerging Market Debt

Mr. Wolman is a Senior Investment Manager on the Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Information provided as of December 31, 2017

(assets in millions).

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Devan Kaloo	Registered Investment Companies:	13	$12,439.27	0	$0
	Other Pooled Investment Vehicles:	25	$19,839.84	0	$0
	Other Accounts:	58	$17,875.05	6	$1,737.50
2. Joanne Irvine	Registered Investment Companies:	13	$12,439.27	0	$0
	Other Pooled Investment Vehicles:	25	$19,839.84	0	$0
	Other Accounts:	58	$17,875.05	6	$1,737.50
3. Catriona Macnair	Registered Investment Companies:	13	$12,439.27	0	$0
	Other Pooled Investment Vehicles:	25	$19,839.84	0	$0
	Other Accounts:	58	$17,875.05	6	$1,737.50
4. Brett Diment	Registered Investment Companies:	2	$155.55	0	$0
	Other Pooled Investment Vehicles:	16	$4,066.27	0	$0
	Other Accounts:	23	$5,530.55	1	$211.05
5. Max Wolman	Registered Investment Companies:	2	$155.55	0	$0
	Other Pooled Investment Vehicles:	16	$4,066.27	0	$0
	Other Accounts:	23	$5,530.55	1	$211.05

Potential Conflicts of Interests

As of December 31, 2017

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. Other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. The Fund’s portfolio managers manage a number of pooled investment vehicles and other accounts, a few of which contain performance based fees.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Aberdeen or their affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises or eliminate or minimize conflicts.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2017

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and to consider market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4) Disclosure of Securities Ownership

Information provided as of December 31, 2017

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Devan Kaloo	$0
Joanne Irvine	$0
Catriona Macnair	$0
Brett Diment	$0
Max Wolman	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/2017 – 01/31/2017)	4,011	14.248	152,549	113,840
Month #2 (02/01/2017 – 02/28/2017)	5,696	14.630	158,245	108,144
Month #3 (03/01/2017 – 03/31/2017)	2,500	14.910	160,745	105,644
Month #4 (04/01/2017 – 04/30/2017)	0	0	160,745	105,644
Month #5 (05/01/2017 – 05/31/2017)	0	0	160,745	105,644
Month #6 (06/01/2017 – 06/30/2017	0	0	160,745	105,644
Month #7 (07/01/2017 – 07/31/2017	0	0	160,745	105,644
Month #8 (08/01/2017 – 08/31/2017	0	0	160,745	105,644
Month #9 (09/01/2017 – 09/31/2017	0	0	160,745	105,644
Month #10 (10/01/2017 – 10/31/2017	0	0	160,745	105,644
Month #11 (11/01/2017 – 11/30/2017)	0	0	160,745	105,644
Month #12 (12/01/2017 – 12/31/2017)	0	0	160,745	105,644
Total	12,207	14.562	160,745	105,644

On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2018. For the years ended December 31, 2017 and 2016, the Fund repurchased 12,207 and 110,092, respectively, of its shares at a weighted-average discount of 13.52% and 14.54%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 105,644 common shares (for an aggregate of 266,389), or (ii) March 15, 2018.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Emerging Opportunity Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	February 22, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	February 22, 2018